EXHIBIT 10.98

                            PRIMARY PLEDGE AGREEMENT

              THIS PRIMARY PLEDGE AGREEMENT made as of this 30th day of September, 1996 between ARIS INDUSTRIES, INC., a New York corporation, having its principal office and place of business at 675 Third Avenue, 30th Floor, New York, New York 10017 ("Pledgor"), and HELLER FINANCIAL, INC., a Delaware corporation having an office and place of business at 500 West Monroe Street, Chicago, IL 60661 ("Heller"), amends and restates in its entirety, the Primary Pledge Agreement, dated as of June 30, 1993 (the "Existing Pledge Agreement"), between Pledgor and Heller in its capacity both as Agent and a Lender under that certain Senior Secured Note Agreement dated as of June 30, 1993 (as amended, the "Original Note Agreement"). The Existing Pledge Agreement, as amended and restated hereby, and as further amended, modified or supplemented from time to time, is referred to herein as this "Agreement".

              WHEREAS, pursuant to the terms of that certain Amended and Restated Senior Secured Note Agreement dated as of September 30, 1996 between the Pledgor and Heller, which agreement amends and restates the Original Note Agreement (as amended, supplemented, or otherwise modified from time to time, the "Note Agreement"), the indebtedness of the Pledgor under the Original Note Agreement is being restructured pursuant to the terms thereof (the "Restructuring");

              WHEREAS, capitalized terms used herein and not defined herein shall, unless otherwise indicated, have the respective meanings given to them in the Note Agreement.

              WHEREAS, in connection with the Restructuring the obligations of the Pledgor under the Interest Note and the other Reorganization Documents shall be secured by a first priority perfected security interest in all of the stock of Europe Crafts Imports, Inc., a New Jersey corporation ("ECI"), and Above the Belt, Inc., a Virginia corporation ("ATB");

              WHEREAS, pursuant to the terms of the Existing Pledge Agreement, the Pledgor has granted, among other things, a




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security interest in favor of Heller in all of the stock of ECI and ATB; and

              WHEREAS, Pledgor and Heller desire that the Existing Pledge Agreement be amended and restated in its entirety to provide for the continued security interest in the stock of ECI and ATB to secure the Obligations (as hereinafter defined);

              NOW, THEREFORE, PURSUANT TO THE RESTRUCTURING AND THE NOTE AGREEMENT, THE PARTIES HEREBY AGREE THAT THE EXISTING PLEDGE AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

              1. Security Interest. As security for all obligations, liabilities (including, without limitation, under Section 5 of the Note Agreement) and indebtedness of every nature of Pledgor from time to time owed to Heller under the Interest Note and the other Reorganization Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder (collectively, the "Obligations"), subject to the terms and conditions of this Agreement, Pledgor hereby delivers, pledges and assigns to Heller and grants to Heller a security interest in, all of Pledgor's right, title and interest in, to and under the following (the "Pledged Collateral"):

                      (a) all of the issued and outstanding capital stock of ECI and ATB represented by the stock certificates listed on Exhibit A attached hereto (the "Pledged Shares") and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares including, without limitation, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                      (b) all additional shares of stock of, or equity interest in, ECI or ATB, as the case may be, from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares (any such



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     additional shares shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of such additional Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Shares. The security interest granted hereby to Heller shall be a first priority security interest.

              2. Stock Dividends, Options or Other Adjustment. Until the date on which this Agreement terminates as provided in Section 12 hereof, Heller shall receive, as Pledged Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Pledged Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, exchange, prepayments or redemptions (in whole or in part), or otherwise, with the sole exception of cash dividends or cash interest payments, as the case may be. If any additional shares of capital stock, instruments, or other property against which a security interest can only be perfected by possession by Heller, which are distributable on or by reason of the Pledged Collateral, shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith deliver the same to Heller subject to the provisions hereof.

              3. Delivery of Share Certificates; Stock Powers. All instruments and stock certificates representing the Pledged Shares have been or are being delivered to Heller simultaneously herewith together with stock powers duly executed in blank by Pledgor. Pledgor shall promptly deliver to Heller or cause the corporation or other entity issuing the Pledged Shares to deliver directly to Heller, all instruments and stock certificates or other documents representing Pledged Collateral acquired or received after the date of execution of this Agreement with a stock power duly executed in blank by Pledgor. If at any time Heller notifies Pledgor that additional stock powers duly executed in blank by Heller with respect to the Pledged Collateral are required, Pledgor shall promptly execute in blank and deliver such stock powers as Heller may reasonably request.

              4. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Heller (or its designee), with full power of substitution and revocation by Heller (or its designee), as Pledgor's true and lawful attorney-in-fact, to the full extent



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permitted by law, at any time or times when an Event of Default (as defined in the Interest Note) has occurred and is continuing, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Heller reasonably may deem necessary and advisable to accomplish the purposes of this Agreement, including, without limitation, to affix to instruments, certificates and documents representing the Pledged Collateral the stock powers delivered with respect thereto, to transfer or cause the transfer of the Pledged Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of Heller or Heller's nominee and thereafter exercise as to such Pledged Collateral all the rights, power and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect Heller and Heller's interest in the Pledged Collateral and shall not impose any duty upon Heller to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full to Heller of all of the Obligations by Pledgor. At such time as an Event of Default is cured or waived, any power of attorney or other authorization herein conferred is suspended, but such suspension shall not affect the validity of actions previously taken by the attorney-in-fact pursuant thereto.

              5. Inducing Representations of Pledgor. Pledgor represents and warrants to Heller that as of the date hereof:

                      (a) the Pledged Shares constitute one hundred percent (100%) of the issued and outstanding capital stock of each of ECI and ATB;

                      (b) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Collateral, free and clear of all pledges, liens, security interests and other encumbrances other than the security interests created by this Agreement and those listed on Exhibit B hereto, and Pledgor has the necessary right and authority to execute this Agreement and to pledge the Pledged Collateral to Heller as provided for herein;

                      (c) except as set forth on Exhibit B attached hereto, there are no outstanding options, warrants or other agreements with respect to the Pledged Shares;

                      (d) (i) the Pledged Shares have been validly issued and are fully paid and non-assessable; (ii) the holder or holders of the Pledged Collateral are not and



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     will not be subject to any personal liability as such holder; (iii) the
     Pledged Shares are not subject to any charter, bylaw, statutory, contractual or other restrictions governing the issuance, transfer, ownership or control of such Pledged Shares, except (A) the offering, sale, transfer or other disposition of the Pledged Collateral may be limited by the Securities Act of 1933, as amended (the "Act"), the regulations of the Securities and Exchange Commission thereunder, the Uniform Commercial Code or applicable state securities laws or regulations and (B) as provided in the Interest Note, this Agreement, the Series A Junior Secured Note Agreement, the Series B Junior Secured Note Agreement (as each such term is defined in the Original Note Agreement prior to giving effect to the amendment and restatement thereof pursuant to the Note Agreement), the Intercreditor Agreement and the Secondary Pledge Agreement dated as of June 30, 1993 made by Pledgor in favor of BNY Financial Corporation, as collateral agent;

                      (e) any consent, approval or authorization of, or designation or filing with, any authority on the part of Pledgor which is required in connection with the pledge and security interests granted under this Agreement has been obtained or effected and is in full force and effect except as may be required with respect to the exercise of the rights and remedies of Heller by laws affecting the offering and sale of securities generally;

                      (f) Pledgor has deposited with Heller the Pledged Shares, duly endorsed in blank or accompanied by an assignment or assignments sufficient to transfer title thereto; and

                      (g) upon the delivery to Heller of the Pledged Collateral and (as to certain proceeds thereof) the filing of Uniform Commercial Code financing statements in appropriate locations, the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law) in so much of the Pledged Collateral as is subject to Article 8 or Article 9 of the Uniform Commercial Code, securing the payment of the Obligations for the benefit of Heller, provided the Pledged Collateral is held in the possession of Heller.

              6. Obligations of Pledgor. Pledgor further covenants to Heller that:



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                      (a) Pledgor will not sell, transfer or convey any interest in any of the Pledged Collateral, or suffer or permit any lien or encumbrance to be created upon or with respect to any of the Pledged Collateral (other than as created under this Agreement and liens securing the Junior Secured Debt (as defined in the Original Note Agreement prior to giving effect to the amendment and restatement thereof pursuant to the Note Agreement)) during the term of this Agreement; and

                      (b) Pledgor will, at its own expense, at any time and from time to time at Heller's reasonable request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed to be necessary or desirable by Heller to further enhance, preserve, establish, demonstrate or enforce Heller's rights, interests and remedies created by, provided in or in connection with this Agreement.

              7. Rights of Pledgor. So long as no Event of Default has occurred and is continuing:

                      (a) Pledgor shall be entitled to receive and retain free of the pledge and security interest granted hereby, all cash dividends or cash interest payments paid on the Pledged Collateral; and

                      (b) Pledgor shall be entitled to vote or consent with respect to the Pledged Collateral in any manner not inconsistent with this Agreement, the Interest Note or the other Reorganization Documents.

              Pledgor hereby grants to Heller an irrevocable proxy to vote the Pledged Collateral which proxy shall be effective immediately upon the occurrence and continuance of an Event of Default. Upon request of Heller, Pledgor agrees to deliver to Heller such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Pledged Collateral as Heller may reasonably request.

              8. Rights of Heller. At any time when an Event of Default has occurred and is continuing, Heller may, in addition to any other rights it may have under this Agreement or under applicable law, without notice:

                      (a) collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Pledged Collateral, and hold the same as



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     part of the Pledged Collateral, or apply the same to any of the Obligations in accordance with Section 11 hereof; and

                      (b) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Pledged Collateral, and in connection therewith deposit or surrender control of such Pledged Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof.

              9.  Registration Under the Securities Act of 1933.

                      (a) Upon the occurrence and continuance of an Event of Default, and if in the opinion of counsel for Heller it is necessary to have the Pledged Collateral or a portion thereof registered under the Act, in order to sell the Pledged Collateral or such portion thereof in a manner contemplated by Heller, then at Heller's request, Pledgor shall execute and deliver, and cause ECI and/or ATB and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary, in the reasonable opinion of Heller, to register the Pledged Collateral under the provisions of the Act, and use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Pledged Collateral or that portion thereof to be sold, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of Heller, are necessary, all in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.

                      (b) All expenses incurred in connection with the registration and sale of the securities comprising the Pledged Collateral described in Section 9(a) above, including, without limitation, reasonable legal, accounting and printing expenses and any reasonable underwriter's fee and commission, shall be paid by Pledgor.

                      (c) Pledgor agrees to use its best efforts to cause each of ECI and ATB to comply with the applicable securities laws and regulations, including all "blue-sky" laws, of a jurisdiction which Heller shall designate. Pledgor shall indemnify and hold harmless Heller from and against any



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and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement, omission or alleged omission, of a material fact contained in any registration statement (in the form in which it or any post-effective amendment thereto becomes effective) under the Act or any prospectus included therein required to be filed or furnished by reason of this
Section 9, except insofar as such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished or required to be furnished in writing to Pledgor by Heller expressly for use therein, which indemnification shall include each person, if any, who controls Heller within the meaning of the Act. The obligations and liabilities of Pledgor under this
Section 9(c) shall survive any termination or cancellation of the Interest Note, this Agreement or any of the other Reorganization Documents.

     10. Event of Default; Remedies. Upon the occurrence and continuance of an Event of Default, Heller shall be entitled to exercise all of its rights and remedies for the protection and enforcement of its rights in respect of the Pledged Shares, including the following:

                      (a) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, Heller shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon Pledgor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Collateral, or any part thereof, in one or more parcels at public or private sale or sales at any stock exchange, broker's board or at any of Heller's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Collateral shall be required to purchase any securities constituting the Pledged Collateral solely for investment and without any intention to make a distribution thereof) as Heller deems to be commercially reasonable. If any notification of intended disposition of the Pledged Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed, in accordance with Section 14(b) below, at least ten (10) days before any such disposition. Any disposition



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     of the Pledged Collateral, or any part thereof, may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of Heller to purchase all or any part of the Pledged Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in Pledgor, which right or equity is, to the extent permitted by applicable law, hereby expressly waived or released by Pledgor.

                      (b)  All of Heller's rights and remedies,
including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Heller may deem expedient.

                      (c) Heller may elect to obtain (at Pledgor's expense) the advice of any independent nationally known investment banking firm with respect to the method and manner of sale or other disposition of any of the Pledged Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition. Heller, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Pledged Collateral on credit terms shall not relieve Pledgor of its liability for any of the Obligations until the full purchase price for such Pledged Collateral has been paid in full.

                      (d) Pledgor recognizes that Heller may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Act, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Collateral were sold at public sale, and that Heller has no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the registration of the Pledged Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                      (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or



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other disposition of the Pledged Collateral, or any partial disposition of the
Pledged Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to effect such sale or other disposition of the Pledged Collateral as Heller may deem necessary pursuant to the terms of this Agreement.

                      (f) Upon any sale or other disposition, Heller shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Heller) shall hold the Pledged Collateral free from any claim or right of whatever kind, including any equity or right of redemption, of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                      (g) Heller shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. Heller may, without notice or publication, adjourn any private or public sale, and, upon ten (10) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral, on credit or future delivery, the Pledged Collateral so sold may be retained by Heller until the selling price is paid by the purchaser thereof, but Heller shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided. Pledgor shall only receive credit for funds actually received and retained by Heller.

              11.  Disposition of Proceeds.

                      (a) The proceeds of any sale or disposition of all or any part of the Pledged Collateral shall be applied by Heller in the following order:

                               (i) to the payment in full of the costs and
              expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder including the reasonable fees and disbursements of Heller's agents and attorneys in connection therewith;



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                               (ii)  to the payment of the Obligations in
              such order as Heller may elect; and

                               (iii)  to the payment to Pledgor of any
              surplus then remaining from such proceeds, subject to the rights of the holders of the Junior Secured Debt or any other holder of a lien on the Pledged Collateral of which Heller has actual notice.

                      (b) In the event that the proceeds of any sale or other disposition are insufficient to cover the principal of, and premium, if any, and interest on, the Obligations plus costs and expenses of the sale or other disposition, Pledgor shall remain liable for any deficiency.

              12. Termination. This Agreement shall continue in full force and effect until the full and complete payment, satisfaction and termination of all of the Obligations. Upon full and complete payment, satisfaction and termination of all of the Obligations, all undertakings, agreements, covenants, warranties and representations of Pledgor and Heller contained in this Agreement shall terminate and expire, except to the extent otherwise provided in the Reorganization Documents, and the security interest of Heller in the Pledged Collateral shall terminate. Subject to any sale or other disposition or release by Heller of the Pledged Collateral or any part thereof pursuant to this Agreement and the rights of the holders of the Junior Secured Debt or any other holder of a lien otherwise permitted by the Interest Note and granted by Pledgor of which Heller has actual notice, the Pledged Collateral shall be returned promptly to Pledgor (without warranty by, or recourse to, Heller) upon full payment, satisfaction and termination of all of the Obligations. Heller shall execute and deliver to Pledgor such documents as Pledgor may reasonably request to evidence such termination of the security interest in the Pledged Collateral.

              13. Expenses of Heller. All expenses (including reasonable fees and disbursements of counsel) incurred by Heller in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral, or any other action taken by Heller hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of any of the Obligations or any additional amounts owing by Pledgor to cover Heller's costs of acting against the Pledged Collateral, shall be deemed to be part of the Obligations and Heller may apply the Pledged Collateral to



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payment of or reimbursement of itself for such expenses. Heller shall provide to
Pledgor supporting documentation for such expenses as Pledgor may reasonably request, provided that the provision or receipt of such documentation shall not be a condition precedent to application of the Pledged Collateral to payment of or reimbursement of such expenses as provided above, or otherwise affect the rights of Heller as provided above. The obligations and liabilities of Pledgor under this Section 13 shall survive any termination or cancellation of the Interest Note, this Agreement or any of the other Reorganization Documents.

              14.  General Provisions.

               (a) Heller and its assigns shall have no obligation in respect of the Pledged Collateral, except to use reasonable care in holding the Pledged Collateral and to hold and dispose of the same in accordance with the terms of this Agreement and the Intercreditor Agreement.

               (b) Any notice or other communication given hereunder (except as expressly provided to the contrary), shall be in writing and shall be given by messenger, telecopy transmission or commercial express mail service, and shall be addressed as follows, or to such other address as the party affected may hereafter designate in writing to the others in accordance with this Section 14(b):

    If to Pledgor:             Aris Industries, Inc.
                               475 Fifth Avenue, 3rd Floor
                               New York, New York 10017
                               Attention:  President
                               Facsimile:  (212) 686-0500

    with a copy to:            Herrick Feinstein
                               Two Park Avenue
                               New York, New York  10016
                               Attention:  Lawrence M. Levinson, Esq.
                               Facsimile:  (212) 889-7577

    If to Heller:              Heller Financial, Inc.
                               500 West Monroe Street
                               Chicago, Illinois  60661
                               Attention:  Project Management
                                 Organization
                               Facsimile: (312) 441-7236



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    with a copy to:            Heller Financial, Inc.
                               500 West Monroe Street
                               Chicago, Illinois  60661
                               Attention:  Legal Department
                                           Project Management
                                           Organization
                               Facsimile: (312) 441-7236

              If given by messenger, telex or telecopy transmission, telegram or commercial express mail service, any notice or other communication shall be effective upon receipt.

              (c) No failure on the part of Heller to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Heller of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement. The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof. Neither this Agreement nor the provisions hereof can be changed, waived or terminated orally. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns pursuant to the Interest Note.

               (d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (BUT WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS) AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS EXCEPT PERFECTION, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE RELEVANT JURISDICTION. EACH OF PLEDGOR AND Heller WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREUNDER AS SET FORTH IN THE INTEREST NOTE.

               (e) This Agreement may be executed in one or more counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     15. Rescission of Perry Sale. In the event that the Perry Sale (as defined in the Note Agreement) is rescinded or set aside for any reason, the Pledgor hereby agrees that its



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pledge of all of the issued and outstanding capital stock of Perry Manufacturing
Company and the certificates representing such shares, and all products and proceeds of any of such shares, including, without limitation, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares in favor of Heller pursuant to the terms of the Existing Pledge Agreement (collectively, the "Perry Stock") shall be reinstated and continue in full force and effect without any further action or grant on the part of Pledgor or any other person or entity, and such pledge as so reinstated shall, together with the Pledged Collateral, secure the Obligations and the Perry Stock shall constitute Pledged Collateral for all purposes hereof.



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              IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                             ARIS INDUSTRIES, INC.


                                             By: /s/ CHARLES S. RAMAT
                                                 ------------------------------
                                                 Name:  Charles S. Ramat
                                                 Title: President



                                             HELLER FINANCIAL, INC.


                                             By: /s/ MICHELLE KOVATCHIS
                                                 ------------------------------
                                                 Name:  Michelle Kovatchis
                                                 Title: Senior Vice President